General Release

To all to whom these Presents shall come or may Concern, Know That **Ellenoff Grossman & Schole LLP**, 1345 Avenue of the Americas, 11th Floor, New York, New York 10015, as RELEASOR, in consideration of the sum of $6,000.00 Dollars and other good and valuable consideration, received from **chatAND, Inc.**, 244 5th Avenue, Suite C68, New York, NY 10010, as RELEASEE, receipt whereof is hereby acknowledged, releases and discharges RELEASEE and its attorneys, associates, agents, successors, officers, directors, employees, shareholders, managers, partners, reprsentatives, assigns, heirs, parent or subsidiary corporations, jointly and severally (collectively, the "RELEASED PARTIES") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEE and the RELEASED PARTIES, the RELEASOR, RELEASOR'S employees, assigns, managers, partners, associates, counsel, owners, representatives, heirs, spouses and successors and anyone affiliated with or acting on behalf of any of them, ever had, now have or hereafter can, shall or may have, from the beginning of the world to the day of the date of this RELEASE, including all claims that were or could have been asserted from, arising out of the legal representation of the RELEASEE.

The words "RELEASOR" and "RELEASEES" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

RELEASOR further declares and acknowledges that no representations made by any RELEASEE or RELEASED PARTY, its agents or attorneys has induced RELEASOR to make this Release, and that RELEASOR is acting upon RELEASOR'S own best judgment, belief and knowledge of the nature and validity of any and all claims or potential claims in making this Release, and that RELEASOR is acting with the advice of legal counsel chosen by RELEASOR. This Release should be broadly construed in favor of the RELEASEE and shall be governed by the laws of the State of New York, without regard to any law that would require the application of any other law to this Release.

With respect to each Claim described by this Release, RELEASOR hereby represents and warrants that RELEASOR has not in any manner assigned, pledged or otherwise transferred to anyone any interest in any Claim described herein, and that all Claims are hereby fully and finally discharged, settled and satisfied.

This Release shall be binding upon the successors and assigns of the RELEASOR, and shall inure to the benefit of the successors and assigns of the RELEASEE and RELEASED PARTIES.

In Witness Whereof, the RELEASOR has hereunto set RELEASOR'S hands and seals on the ___ day of April 2016

Executed and delivered in presence of

Ellenoff Grossman & Schole LLP

By: ______________________
Name: Richard Anslow
Title: Partner

ACKNOWLEDGMENT

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On April 19, 2016 before me personally came Richard Anslow, to me known, who, by me duly sworn, did depose and say that deponent is a partner at Ellenoff Grossman & Schole, the limited liability partnership described in, and which executed the foregoing General Release and that deponent signed deponent's name by like order.

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Notary Public

ANTHONY GALANO III
Notary Public, State of New York
No. 02GA6002821
Qualified in New York County
Commission Expires February 17, 2018

<u>General Release</u>

To all to whom these Presents shall come or may Concern, Know That **chatAND, Inc**., 244 5th Avenue, Suite C68, New York, NY 10010, as RELEASOR, in consideration of the sum of $10.00 Dollars and other good and valuable consideration, received from **Ellenoff Grossman & Schole LLP**, 1345 Avenue of the Americas, 11th Floor, New York, New York 10015, as RELEASEE, receipt whereof is hereby acknowledged, releases and discharges RELEASEE and its employees, assigns, partners, associates, counsel, owners, representatives, heirs, spouses and successors, jointly and severally (collectively, the "RELEASED PARTIES") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the RELEASEE and the RELEASED PARTIES, the RELEASOR, RELEASOR'S attorneys, associates, agents, successors, officers, directors, employees, shareholders, managers, partners, reprsentatives, assigns, heirs, parent or subsidiary corporations, and anyone affiliated with or acting on behalf of any of them, ever had, now have or hereafter can, shall or may have, from the beginning of the world to the day of the date of this RELEASE, including all claims that were or could have been asserted from, arising out of the legal representation of the RELEASOR.

The words "RELEASOR" and "RELEASEES" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

RELEASOR further declares and acknowledges that no representations made by any RELEASEE or RELEASED PARTY, its agents or attorneys has induced RELEASOR to make this Release, and that RELEASOR is acting upon RELEASOR'S own best judgment, belief and knowledge of the nature and validity of any and all claims or potential claims in making this Release, and that RELEASOR is acting with the advice of legal counsel chosen by RELEASOR. This Release should be broadly construed in favor of the RELEASEE and shall be governed by the laws of the State of New York, without regard to any law that would require the application of any other law to this Release.

With respect to each Claim described by this Release, RELEASOR hereby represents and warrants that RELEASOR has not in any manner assigned, pledged or otherwise transferred to anyone any interest in any Claim described herein, and that all Claims are hereby fully and finally discharged, settled and satisfied.

This Release shall be binding upon the successors and assigns of the RELEASOR, and shall inure to the benefit of the successors and assigns of the RELEASEE and RELEASED PARTIES.

In Witness Whereof, the RELEASOR has hereunto set RELEASOR'S hands and seals on the ___ day of April 2016

Executed and delivered in presence of

chatAND, Inc.

By: ______________________

Name: Victoria D. Rudman

Title: Chief Financial Officer

ACKNOWLEDGMENT

STATE OF NEW YORK)
: ss.:
COUNTY OF ~~NEW YORK~~ Kings)

On April 20, 2016 before me personally came Victoria D. Rudman, to me known, who, by me duly sworn, did depose and say that deponent is the Chief Financial Officer of chatAND, Inc., the corporation described in, and which executed the foregoing General Release, that deponent knows the seal of the corporation, that the seal affixed to the General Release is the corporate seal, that it was affixed by order of the board of directors of the corporation and that deponent signed deponent's name by like order.

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Notary Public

MAKSIM BENDIKOV
Notary Public, State of New York
Qualified in King County
No. 01BE6270458
My Commission Expires 02-19-2017